SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 20, 2002




                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)




          Delaware                     33-48887                75-2352412
(State or other jurisdiction   (Commission file number)        75-2513808
     of incorporation)                                      (I.R.S. employer
                                                           identification no.)






                         Two Galleria Tower, Suite 2200
                                 13455 Noel Road
                               Dallas, Texas 75240
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 392-7777


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

ITEM 5.  Other Events.

         On March 20, 2002, Hollywood Casino Corporation (the "Registrant") issued a press release announcing the closing of Greate Bay Casino Corporation's sale of Advanced Casino Systems Corporation. The Registrant expects to receive approximately $11 million - $13 million of the proceeds from such sale. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.
                           --------

         Exhibit Number                              Description
         --------------                              -----------

                  99.1     -        Press Release, dated as of March 20, 2002.*

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         *     Filed herewith.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HOLLYWOOD CASINO CORPORATION



Dated:  March 20, 2002      By:   /s/  Walter E. Evans
                                -----------------------------------------------
                                Walter E. Evans
                                Executive Vice President, General Counsel
                                and Secretary



                            HWCC-TUNICA, INC.

Dated:  March 20, 2002      By:    /s/  Walter E. Evans
                                -----------------------------------------------
                                Walter E. Evans
                                Executive Vice President, General Counsel
                                and Secretary

                                INDEX TO EXHIBITS

         Exhibit Number                              Description
         --------------                              -----------

                  99.1     -        Press Release, dated as of March 20, 2002.*

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         *     Filed herewith.